EQCC Home Equity Loan Trust 1998-3
EQCC Home Equity Loan Asset Backed Certificates, Series 1998-3


                              OFFERED CERTIFICATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL      PRINCIPAL       FINAL
                                EXPECTED                         AVERAGE    MODIFIED       WINDOW        WINDOW       SCHEDULED
                CLASS           RATINGS          APPROXIMATE       LIFE     DURATION   (TO MATURITY)    (TO CALL)      PAYMENT
   CLASS     DESCRIPTION      S&P/MOODY'S           SIZE         (YEARS)    (YEARS)      IN MONTHS      IN MONTHS        DATE
-----------------------------------------------------------------------------------------------------------------------------------
   A-1F        Floater          AAA/Aaa         $706,599,709       2.75       2.38        1 to 359       1 to 78     03/15/2005
-----------------------------------------------------------------------------------------------------------------------------------
   A-1A        Floater          AAA/Aaa          39,251,140        2.73       2.35        1 to 345       1 to 78     03/15/2005
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------
       FINAL
       LEGAL           * SPREAD
      MATURITY       REQUIREMENT
        DATE
------------------------------------
     10/15/2029         2.25%
------------------------------------
     10/15/2029         2.25%
------------------------------------


* The initial spread requirement will be 0.0% increasing to 2.25% of the original unpaid principal balance. Beginning month 31 the spread requirement will be 4.50% based on the current unpaid principal balance.

-----------------------------------------------------------------------------------------------------------------------------------
CLASS A-1F CERTIFICATES:                                                                  CLASS A-1A CERTIFICATES:

1.   The Class A-1F is backed by the Fixed Rate Mortgage Loan Group.                     1. The Class A-1A is backed by the
                                                                                            Adjustable Rate Mortgage Loan Group.

2.   The Class A-1F is payable monthly (actual/360) starting 10/15/98 with               2. The Class A-1A is payable monthly
     accrual from Closing Date. Class A-1F resets monthly to One-Month                      (actual/360) starting 10/15/98 with
     LIBOR plus [  ]%.                                                                      accrual from Closing Date. Class A-1A
                                                                                            resets monthly to One-Month LIBOR plus
                                                                                            [  ]%.

3.   The Class A-1F is subject to the terms of the Cap Feature described                 3. Class A-1A is subject to an Available
     herein, creating a floating rate certificate with no cap.                              Funds Cap.


4.   Optional Call is 10%. If the Mortgage Loans are not called, the margin on           4. Optional Call is 10%. If the Mortgage
     the Class A-1F Certificates will increase by a multiple of 2.                          Loans are not called, the margin on the
                                                                                            Class A-1A Certificates will increase by
                                                                                            a multiple of 2.

5.   The Class A-1F is priced to call.                                                   5. Class A-1A is priced to call.

6.   Fixed Rate Mortgage Loan Group pricing speeds: 125% Prepayment                      6. Adjustable Rate Mortgage Loan Group
     Assumption, where 100% Prepayment Assumption is equal to 4.0% CPR in month 1,          pricing speeds: 27% CPR beginning in
     and an additional 1.8182% in each month thereafter until month 12; on and              month 1.
     thereafter, 24% CPR.


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3


                                SUMMARY OF TERMS

DEPOSITORS:                EQCC Receivables Corporation and EQCC Asset Backed
                           Corporation are wholly owned subsidiaries of
                           EquiCredit Corporation, which itself is an indirect
                           wholly owned subsidiary of NationsBank Corporation.

SERVICER:                  EquiCredit Corporation of America, a wholly owned
                           subsidiary of EquiCredit Corporation, which itself is
                           an indirect wholly owned subsidiary of NationsBank
                           Corporation.

                           As of June 30, 1998, EquiCredit serviced a total loan portfolio of 127,772 mortgage loans, having an aggregate unpaid principal balance of $6.0 billion.
                           EquiCredit's portfolio consists of loans serviced for itself as well as investors consisting primarily of major commercial banks, savings and loan associations, brokerage houses and Fannie Mae.

TRUSTEE:                   U.S. Bank National Association, an affiliate of First
                           Bank National Association.

OFFERING:                  Public; subject to a variance of plus or minus 5.0%.

MANAGERS:                  NationsBanc Montgomery Securities LLC (Lead and Book
                           Manager) Merrill Lynch & Co.

CUT-OFF DATE:              September 1, 1998

EXPECTED
PRICING DATE:              September [  ], 1998

EXPECTED
CLOSING DATE:              September [25], 1998

SETTLEMENT:                Settles flat; without Accrued Interest

REGISTRATION:              Certificates will be available in book-entry form
                           through DTC, Euroclear or CEDEL.

PAYMENT
DATE: The 15th of each month (or next succeeding business day), beginning October 15, 1998.

INTEREST RATE
CAP PROVIDER:              The interest rate cap provider is NationsBanc
                           Financial Products, Inc., (the "Cap
                           Provider") a bankruptcy remote derivatives product
                           company based in Chicago, Illinois and has been
                           established as a wholly-owned subsidiary of
                           NationsBank, N.A.. The Cap Provider is in the
                           business of providing interest rate and currency
                           derivatives, including swaps and caps. The Cap
                           Provider has been assigned a "AAA" rating from S&P
                           and Fitch and "Aaa" from Moody's.

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3



CAP FEATURE:               On or prior to the Closing Date, the Trustee, on
                           behalf of the Trust, will purchase an Interest Rate
                           Cap from the Cap Provider. The Interest Rate Cap will
                           be for the exclusive benefit of the Class A-1F
                           Certificateholders.  The Trustee will assign to the
                           Trust, for the benefit of the Class A-1F
                           Certificateholders, all of its rights under the
                           Interest Rate Cap.

                           The notional amount of the Interest Rate Cap (the
                           "Notional Amount") will reduce over time parallel with the reduction in the Principal Balance of the Class A-1F Certificates, but at all times prior to the termination of the Interest Rate Cap will equal or exceed the Principal Balance of the Class A-1F
                           Certificates.

                           For each Accrual Period in which One-Month LIBOR exceeds the One-Month LIBOR rate used to determine the Class A-1F Pass-Through Rate in the initial
                           Accrual Period (the "Initial LIBOR Rate"), the Cap
                           Provider will pay, on each Payment Date to the Trust an amount equal to the product of (i) the excess of One-Month LIBOR over the Initial LIBOR Rate, (ii) the
                           Notional Amount and (iii) a fraction, the numerator of which is the actual number of days in the Accrual
                           Period and the denominator of which is 360.

                           The Interest Rate Cap will terminate on the earlier of the Payment Date on which the Class A-1F
                           Certificates are paid in full or the day following the Legal Final Maturity Date of the Class A-1F
                           Certificates.

INTEREST
CALCULATION:               The Class A-1F Certificates are payable monthly
                           starting 10/15/98 and reset monthly on an actual/360
                           basis to One-Month LIBOR plus [ ]%. If the Mortgage
                           Loans are not called, the margin on the Class A-1F
                           Certificates will increase by a multiple of 2.

                           The Class A-1A Certificates are payable monthly starting 10/15/98 and reset monthly on an actual/360 basis to One-Month LIBOR plus [ ]% in the case of each Payment Date through and including the Payment
                           Date on which the aggregate principal balance of the Adjustable Rate Mortgage Loans is reduced to 10% or less of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off
                           Date, or One-Month LIBOR plus [ ]%, in the case of any Payment Date thereafter or the Available Funds
                           Cap. If the Mortgage Loans are not called, the margin on the Class A-1A Certificates will increase by a multiple of 2.

AVAILABLE
FUNDS CAP:                 The Class A-1A Certificates will be subject to an
(A-1A ONLY)                Available Funds Cap equal to the weighted average of
                           the Mortgage Interest Rates on the Mortgage Loans in
                           the Adjustable Rate Mortgage Loan Group as of the
                           first day of the related Accrual Period less: (a) an
                           amount, expressed as an annual percentage rate across
                           the mortgage pool balance, equal to the sum of the
                           Servicing Fee and the Certificate Insurer Fee
                           (together, the "Ongoing Fees") with respect to the
                           first twelve Accrual Periods or (b) the sum of the
                           amount in (a) plus 0.50% per annum, with respect to
                           each subsequent Accrual Period.

INTEREST
CARRYOVER:                 The Interest Carryover for any Payment Date shall
(A-1A ONLY)                equal (i) the difference between (a) the amount of
                           interest the Class A-1A Certificates would be
                           entitled to receive on such Payment Date without
                           regard to the Net Funds Cap Rate and (b) the amount
                           of interest actually distributed to the Class A-1A
                           Certificates, plus (ii) the portion of any amount
                           calculated and unpaid from prior payment dates (and
                           interest accrued at the then applicable Class A-1A
                           LIBOR rate).

OPTIONAL CALL:             10% optional clean-up call.

DENOMINATIONS:             $1,000 minimum and integral multiples of $1 in excess
                           thereof.


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3


TAX STATUS:                REMIC

ERISA: ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered
                           Certificates.

SMMEA:                     The Class A-1F Certificates WILL NOT constitute
                           "mortgage related securities" for purposes of SMMEA.

                           The Class A-1A Certificates WILL constitute "mortgage related securities" for purposes of SMMEA.

CERTIFICATE
INSURER:                   Ambac Assurance Corporation ("AMBAC")

RATING
AGENCIES:                  S&P and Moody's.

MORTGAGE
LOAN GROUP:                12,636 primarily conventional, fully-amortizing,
                           first and second lien, fixed rate closed end, one- to
                           four-family residential mortgage loans, with
                           remaining terms to maturity ranging from
                           approximately 17 months to 360 months.


CONTACT:                   NationsBanc Montgomery Securities LLC
                           Mortgage Syndicate
                           Chris Hentemann           (email:  chrishe@ncmi.com)
                           Bill Hale                 (email:  billh@ncmi.com)
                           Mark Ryan                 (email:  mark.ryan@ncmi.com)
                           (704) 386-7744
                           (704) 335-5904            (Fax)

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3




                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP
SUMMARY

                                                                           TOTAL                 MINIMUM               MAXIMUM
--------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                             $706,599,708.57
Number of Loans                                                               12,214
Average Original Loan Balance                                             $58,086.26             $5,000.00           $595,000.00
Average Current Loan Balance                                              $57,851.62             $1,016.05           $594,253.93
Weighted Average Combined Current LTV                                          79.39%                 7.98%               100.00%
Weighted Average Gross Coupon                                                  10.14%                 6.65%                17.00%
Weighted Average Remaining Term to Maturity (months)                          198.16                    17                   360
Weighted Average Original Term (months)                                       199.19                    48                   360
--------------------------------------------------------------------------------------------------------------------------------

                                                                                               PERCENT OF
                                                                                              CUT-OFF DATE
                                                              RANGE                          PRINCIPAL BALANCE
                                                              -----                          -----------------
Level Pay Mortgage Loans                                                                            57.54%
Balloon Mortgage Loans                                                                              42.46%

Lien Position                                                 First                                 81.04%
                                                              Second                                18.96%

Property Type                                                 Single Family                         91.54%
                                                              2-4 Family                             6.23%
                                                              Manufactured                           0.59%
                                                              Multi Family                           0.64%
                                                              Townhouse                              0.46%
                                                              Condominium                            0.55%

Occupancy Status                                              Owner Occupied                        95.07%
                                                              Non-owner Occupied                     4.87%
                                                              Second Home                            0.05%

Geographic Concentration                                      Florida                               11.49%
                                                              New York                               8.88%
                                                              Ohio                                   7.30%
                                                              Pennsylvania                           6.00%
                                                              California                             5.52%
                                                              Other                                 60.81%

Credit Grade                                                  A                                     58.52%
                                                              B                                     25.30%
                                                              C                                     15.13%
                                                              D                                      1.05%
---------------------------------------------------------------------------------------------------------------------------------

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3



                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

CUT-OFF DATE PRINCIPAL BALANCE

                                                                                           PERCENT OF FIXED RATE
      RANGE OF CUT-OFF DATE          NUMBER OF       AGGREGATE CUT-OFF DATE                GROUP BY CUT-OFF DATE
        PRINCIPAL BALANCES         MORTGAGE LOANS      PRINCIPAL BALANCE                    PRINCIPAL BALANCE
      ---------------------        --------------    ----------------------                ---------------------
  $      0.01 to $20,000.00           1,685               $25,130,236.41                           3.56%
    20,000.01 to  30,000.00           1,774                45,404,746.84                           6.43%
    30,000.01 to  40,000.00           1,719                60,814,486.39                           8.61%
    40,000.01 to  50,000.00           1,642                74,806,408.25                          10.59%
    50,000.01 to  60,000.00           1,303                71,896,774.71                          10.18%
    60,000.01 to  70,000.00             885                57,466,827.65                           8.13%
    70,000.01 to  80,000.00             738                55,249,597.73                           7.82%
    80,000.01 to  90,000.00             518                44,230,892.14                           6.26%
    90,000.01 to 100,000.00             427                40,610,962.72                           5.75%
   100,000.01 to 110,000.00             292                30,722,700.74                           4.35%
   110,000.01 to 120,000.00             259                29,792,915.81                           4.22%
   120,000.01 to 130,000.00             187                23,427,749.80                           3.32%
   130,000.01 to 140,000.00             152                20,495,439.79                           2.90%
   140,000.01 to 150,000.00              97                14,084,053.48                           1.99%
   150,000.01 to 160,000.00              90                13,973,916.99                           1.98%
   160,000.01 to 170,000.00              62                10,283,441.53                           1.46%
   170,000.01 to 180,000.00              44                 7,746,401.90                           1.10%
   180,000.01 to 190,000.00              52                 9,659,730.58                           1.37%
   190,000.01 to 200,000.00              39                 7,637,217.15                           1.08%
   200,000.01 to 225,000.00              59                12,573,300.72                           1.78%
   225,000.01 to 250,000.00              90                21,384,426.57                           3.03%
   250,000.01 to 275,000.00              38                 9,976,535.79                           1.41%
   275,000.01 to 300,000.00              38                10,861,842.30                           1.54%
   300,000.01 to 325,000.00              13                 4,072,364.25                           0.58%
   325,000.01 to 350,000.00               5                 1,688,817.14                           0.24%
   375,000.01 to 400,000.00               3                 1,185,467.26                           0.17%
   400,000.01 to 425,000.00               2                   828,200.00                           0.12%
   575,000.01 to 600,000.00               1                   594,253.93                           0.08%
                                     ------              ---------------                         ------
            TOTAL                    12,214              $706,599,708.57                         100.00%
                                     ======              ===============                         ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3




                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

STATE OR TERRITORY CONCENTRATION

                                                                                PERCENT OF FIXED RATE
                                 NUMBER OF          AGGREGATE CUT-OFF DATE      GROUP BY CUT-OFF DATE
    STATE OR TERRITORY         MORTGAGE LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
    ------------------         --------------       ----------------------      ---------------------

  Florida                        1,575                  $ 81,216,524.53                 11.49%
  New York                         715                    62,774,998.29                  8.88%
  Ohio                             885                    51,556,114.60                  7.30%
  Pennsylvania                     836                    42,365,634.80                  6.00%
  California                       669                    38,982,438.08                  5.52%
  Maryland                         496                    37,879,295.63                  5.36%
  Michigan                         506                    29,777,308.17                  4.21%
  Illinois                         425                    24,977,034.50                  3.53%
  Indiana                          535                    24,258,532.86                  3.43%
  Tennessee                        383                    22,942,132.80                  3.25%
  Connecticut                      287                    22,588,624.10                  3.20%
  Massachusetts                    316                    21,911,498.60                  3.10%
  North Carolina                   406                    20,737,788.05                  2.93%
  South Carolina                   382                    19,762,643.44                  2.80%
  Minnesota                        351                    19,525,622.27                  2.76%
  Virginia                         349                    17,885,823.93                  2.53%
  Georgia                          316                    16,606,590.24                  2.35%
  Others*                        2,782                   150,851,103.68                 21.35%
                                ------                  ---------------                ------
            TOTAL               12,214                  $706,599,708.57                100.00%
                                ======                  ===============                ======

  * State or Territory Concentration less than or equal to 2.0%














NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3




                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

COMBINED LOAN-TO-VALUE

                                                                                          PERCENT OF FIXED RATE
      RANGE OF COMBINED                    NUMBER OF        AGGREGATE CUT-OFF DATE       GROUP BY CUT-OFF  DATE
     LOAN-TO-VALUE RATIOS                MORTGAGE LOANS       PRINCIPAL BALANCE             PRINCIPAL BALANCE
     --------------------                --------------     ----------------------      -----------------------
        5.01% to  10.00%                          5          $     131,406.50                     0.02%
       10.01% to  15.00%                         17                455,269.97                     0.06%
       15.01% to  20.00%                         39                782,357.78                     0.11%
       20.01% to  25.00%                         52              1,484,031.61                     0.21%
       25.01% to  30.00%                         76              2,442,864.96                     0.35%
       30.01% to  35.00%                         82              2,460,715.67                     0.35%
       35.01% to  40.00%                        110              3,232,146.83                     0.46%
       40.01% to  45.00%                        121              4,397,931.75                     0.62%
       45.01% to  50.00%                        230              8,713,760.35                     1.23%
       50.01% to  55.00%                        204              9,076,454.24                     1.28%
       55.01% to  60.00%                        327             15,161,153.10                     2.15%
       60.01% to  65.00%                        388             19,766,746.64                     2.80%
       65.01% to  70.00%                        808             46,587,059.91                     6.59%
       70.01% to  75.00%                      1,557             99,435,615.02                    14.07%
       75.01% to  80.00%                      2,402            161,377,832.41                    22.84%
       80.01% to  85.00%                      2,499            168,782,247.74                    23.89%
       85.01% to  90.00%                      1,445             93,429,364.30                    13.22%
       90.01% to  95.00%                        471             30,683,357.47                     4.34%
       95.01% to 100.00%                      1,381             38,199,392.32                     5.41%
                                             ------          ----------------                  -------
                 TOTAL                       12,214          $ 706,599,708.57                   100.00%
                                             ======          ================                  =======












NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3





                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

RANGE OF MORTGAGE INTEREST RATES

                                                                              PERCENT OF FIXED RATE
      RANGE OF MORTGAGE            NUMBER OF       AGGREGATE CUT-OFF DATE      GROUP BY CUT-OFF DATE
        INTEREST RATES           MORTGAGE LOANS       PRINCIPAL BALANCE          PRINCIPAL BALANCE
      -----------------          --------------    ----------------------     -----------------------
       6.501% to  6.750%                 2          $     199,400.00                      0.03%
       6.751% to  7.000%                 2                 87,509.21                      0.01%
       7.001% to  7.250%                14              1,371,916.32                      0.19%
       7.251% to  7.500%                33              2,978,514.52                      0.42%
       7.501% to  7.750%                64              5,767,867.86                      0.82%
       7.751% to  8.000%               150             13,745,903.76                      1.95%
       8.001% to  8.250%               128             10,499,083.47                      1.49%
       8.251% to  8.500%               282             23,903,876.15                      3.38%
       8.501% to  8.750%               302             26,519,069.84                      3.75%
       8.751% to  9.000%               662             51,116,623.29                      7.23%
       9.001% to  9.250%               478             37,707,833.84                      5.34%
       9.251% to  9.500%               685             45,522,495.91                      6.44%
       9.501% to  9.750%             1,056             69,943,851.02                      9.90%
       9.751% to 10.000%             1,131             72,669,375.75                     10.28%
      10.001% to 10.250%               755             45,528,395.51                      6.44%
      10.251% to 10.500%             1,169             62,384,719.91                      8.83%
      10.501% to 10.750%               995             56,785,800.92                      8.04%
      10.751% to 11.000%               672             41,223,370.51                      5.83%
      11.001% to 11.250%               644             30,023,382.16                      4.25%
      11.251% to 11.500%               478             22,961,865.50                      3.25%
      11.501% to 11.750%               292             14,558,009.17                      2.06%
      11.751% to 12.000%               315             13,898,841.82                      1.97%
      12.001% to 12.250%               294             11,274,532.51                      1.60%
      12.251% to 12.500%               144              5,542,851.06                      0.78%
      12.501% to 12.750%               284              9,312,485.60                      1.32%
      12.751% to 13.000%               123              4,516,785.41                      0.64%
      13.001% to 13.250%               617             14,911,338.10                      2.11%
      13.251% to 13.500%                88              3,108,758.12                      0.44%
      13.501% to 13.750%                99              2,753,439.95                      0.39%
      13.751% to 14.000%               180              4,432,782.18                      0.63%
      14.001% to 14.250%                42                927,205.30                      0.13%
      14.251% to 14.500%                 8                181,881.40                      0.03%
      14.501% to 14.750%                 1                  5,000.00                      0.00%
      14.751% to 15.000%                 6                 75,781.52                      0.01%
      15.001% to 15.250%                12                 86,488.02                      0.01%
      15.251% to 15.500%                 1                  8,674.80                      0.00%
      15.501% to 15.750%                 1                  6,690.56                      0.00%
      15.751% to 16.000%                 3                 30,680.91                      0.00%
      16.001% to 17.000%                 2                 26,626.69                      0.00%
                                    ------          ----------------                    ------
        TOTAL                       12,214          $ 706,599,708.57                    100.00%
                                    ======          ================                    ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3



                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

ORIGINAL MONTHS TO STATED MATURITY

    RANGE OF ORIGINAL                                                          PERCENT OF FIXED RATE
        MONTHS TO               NUMBER OF          AGGREGATE CUT-OFF DATE       GROUP BY CUT-OFF DATE
     STATED MATURITY         MORTGAGE LOANS          PRINCIPAL BALANCE            PRINCIPAL BALANCE
     ---------------         --------------        ----------------------       ---------------------
        37 to  48                    2                $      65,659.42                   0.01%
        49 to  60                   45                      803,307.21                   0.11%
        61 to  72                    5                      104,767.80                   0.01%
        73 to  84                  448                   31,662,654.23                   4.48%
        85 to  96                    7                      222,699.38                   0.03%
        97 to 108                    2                      135,442.12                   0.02%
       109 to 120                2,814                  209,546,919.51                  29.66%
       121 to 132                    2                       76,580.92                   0.01%
       133 to 144                   10                      307,163.47                   0.04%
       145 to 156                    4                      177,351.88                   0.03%
       157 to 168                    3                      169,258.41                   0.02%
       169 to 180                6,271                  267,441,628.04                  37.85%
       229 to 240                  786                   46,743,240.56                   6.62%
       289 to 300                    1                       78,925.94                   0.01%
       349 to 360                1,814                  149,064,109.68                  21.10%
                                ------                ----------------                -------
     TOTAL                      12,214                $ 706,599,708.57                 100.00%
                                ======                ================                =======


MONTHS SINCE ORIGINATION

                                                                                 PERCENT OF FIXED RATE
     RANGE OF MONTHS             NUMBER OF           AGGREGATE CUT-OFF DATE      GROUP BY CUT-OFF DATE
    SINCE ORIGINATION          MORTGAGE LOANS           PRINCIPAL BALANCE           PRINCIPAL BALANCE
    -----------------          --------------        ----------------------      ---------------------
      Less than 1                        1               $      62,869.71                   0.01%
      1 to 6                        11,834                 681,508,010.07                  96.45%
      7 to 12                          268                  22,563,769.49                   3.19%
      Greater than 12                  111                   2,465,059.30                   0.35%
                                    ------               ----------------                 ------
                TOTAL               12,214               $ 706,599,708.57                 100.00%
                                    ======               ================                 ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3







                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL                MINIMUM               MAXIMUM
                                                                         -----                -------               -------
Cut-off Date Aggregate Principal Balance                            $39,251,140.34
Number of Loans                                                                422
Average Original Loan Balance                                       $    93,341.97            $20,000.00           $281,500.00
Average Current Loan Balance                                        $    93,012.18            $ 5,650.22           $281,500.00
Weighted Average Combined LTV                                                81.69%                 9.19%               100.00%
Weighted Average Gross Coupon                                                 8.53%                 6.74%                12.00%
Weighted Average Remaining Term to Maturity (months)                        132.34                    62                   360
Weighted Average Original Term (months)                                     135.48                    83                   360
Weighted Average Gross Margin                                                 5.11%                 4.10%                 7.70%
Weighted Average Gross Lifetime Cap                                          16.84%                15.75%                22.00%
Weighted Average Gross Lifetime Floor                                         8.44%                 6.74%                11.35%
Weighted Average Periodic Cap                                                 1.00%                 1.00%                 1.00%
Weighted Average First Adjustment Cap                                         1.00%                 1.00%                 1.00%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT OF
                                                                                             CUT-OFF DATE
                                                                RANGE                     PRINCIPAL BALANCE
                                                                -----                     -----------------
Level Pay Mortgage Loans                                                                           11.45%
Balloon Mortgage  Loans                                                                            88.55%

Product Type                                                  6 Month LIBOR

Lien Position                                                 First                               100.00%

Property Type                                                 Single Family                        96.06%
                                                              2-4 Family                            2.20%
                                                              Condominium                           0.64%
                                                              Townhouse                             0.87%
                                                              Manufactured                          0.23%

Occupancy Status                                              Owner Occupied                       99.62%
                                                              Non-owner Occupied                    0.38%

Geographic Concentration                                      Ohio                                 18.07%
                                                              Michigan                             12.88%
                                                              Illinois                              8.61%
                                                              Wisconsin                             5.61%
                                                              North Carolina                        4.89%
                                                              Other                                49.94%

Credit Grade                                                  A                                    57.43%
                                                              B                                    25.62%
                                                              C                                    16.74%
                                                              D                                     0.22%
--------------------------------------------------------------------------------------------------------------------------------

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3






                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

CUT-OFF DATE PRINCIPAL BALANCE

                                                                                PERCENT OF ADJUSTABLE RATE
  RANGE OF CUT-OFF DATE           NUMBER OF         AGGREGATE CUT-OFF DATE         GROUP BY CUT-OFF DATE
   PRINCIPAL BALANCES           MORTGAGE LOANS         PRINCIPAL BALANCE              PRINCIPAL BALANCE
  ---------------------         --------------      ----------------------      --------------------------
$      0.01 to $ 20,000.00             2                $     25,399.94                        0.06%
  20,000.01 to   30,000.00             7                     190,399.76                        0.49%
  30,000.01 to   40,000.00            18                     632,342.53                        1.61%
  40,000.01 to   50,000.00            19                     862,021.27                        2.20%
  50,000.01 to   60,000.00            66                   3,625,336.95                        9.24%
  60,000.01 to   70,000.00            45                   2,934,604.91                        7.48%
  70,000.01 to   80,000.00            44                   3,309,466.82                        8.43%
  80,000.00 to   90,000.00            41                   3,496,754.21                        8.91%
  90,000.01 to  100,000.00            31                   2,961,316.59                        7.54%
 100,000.01 to  110,000.00            34                   3,536,189.36                        9.01%
 110,000.01 to  120,000.00            26                   2,961,341.78                        7.54%
 120,000.01 to  130,000.00            16                   1,993,248.26                        5.08%
 130,000.01 to  140,000.00            16                   2,142,500.45                        5.46%
 140,000.01 to  150,000.00             7                   1,018,430.50                        2.59%
 150,000.01 to  160,000.00            13                   2,010,011.87                        5.12%
 160,000.01 to  170,000.00             9                   1,489,162.47                        3.79%
 170,000.01 to  180,000.00             3                     529,482.08                        1.35%
 180,000.01 to  190,000.00             1                     181,430.84                        0.46%
 190,000.01 to  200,000.00             5                     986,370.82                        2.51%
 200,000.01 to  225,000.00             9                   1,906,921.61                        4.86%
 225,000.01 to  250,000.00             7                   1,655,512.24                        4.22%
 250,000.01 to  275,000.00             2                     521,395.08                        1.33%
 275,000.01 to  300,000.00             1                     281,500.00                        0.72%
                                     ---                ---------------                      ------
         TOTAL                       422                $ 39,251,140.34                      100.00%
                                     ===                ===============                      ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

STATE OR TERRITORY CONCENTRATION

                                                                         PERCENT OF ADJUSTABLE RATE
                           NUMBER OF         AGGREGATE CUT-OFF DATE         GROUP BY CUT-OFF DATE
 STATE OR TERRITORY      MORTGAGE LOANS         PRINCIPAL BALANCE             PRINCIPAL BALANCE
 ------------------      --------------      ----------------------      --------------------------

   Ohio                       85                $  7,092,441.44                     18.07%
   Michigan                   50                   5,055,714.15                     12.88%
   Illinois                   35                   3,380,296.26                      8.61%
   Wisconsin                  30                   2,202,182.67                      5.61%
   North Carolina             23                   1,917,945.85                      4.89%
   California                  8                   1,532,317.27                      3.90%
   Minnesota                  13                   1,518,318.20                      3.87%
   Indiana                    22                   1,293,883.71                      3.30%
   Missouri                   18                   1,247,673.24                      3.18%
   Florida                    14                   1,151,264.95                      2.93%
   Massachusetts               7                   1,143,954.97                      2.91%
   Arizona                    11                   1,134,682.50                      2.89%
   Maryland                   11                   1,109,439.03                      2.83%
   Washington                  8                     984,029.41                      2.51%
   Others *                   87                   8,486,996.69                     21.62%
                             ---                ---------------                   -------
       TOTAL                 422                $ 39,251,140.34                    100.00%
                             ===                ===============                   =======


   * State or Territory Concentration less than or equal to 2.0%

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3




                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP


COMBINED LOAN-TO-VALUE

                                                                         PERCENT OF ADJUSTABLE RATE
 RANGE OF COMBINED           NUMBER OF        AGGREGATE CUT-OFF DATE       GROUP BY CUT-OFF DATE
LOAN-TO-VALUE RATIOS       MORTGAGE LOANS       PRINCIPAL BALANCE           PRINCIPAL BALANCE
--------------------       ---------------    ----------------------     --------------------------


 5.01% to  10.00%                 1            $     5,650.22                        0.01%
15.01% to  20.00%                 1                 19,749.72                        0.05%
25.01% to  30.00%                 1                 85,000.00                        0.22%
35.01% to  40.00%                 2                238,372.45                        0.61%
40.01% to  45.00%                 1                198,460.48                        0.51%
45.01% to  50.00%                 3                144,548.69                        0.37%
50.01% to  55.00%                 7                379,731.56                        0.97%
55.01% to  60.00%                 4                383,461.94                        0.98%
60.01% to  65.00%                12                693,785.97                        1.77%
65.01% to  70.00%                18              1,632,808.23                        4.16%
70.01% to  75.00%                61              5,138,080.06                       13.09%
75.01% to  80.00%                78              7,400,122.29                       18.85%
80.01% to  85.00%               119             11,615,184.79                       29.59%
85.01% to  90.00%                70              6,715,667.68                       17.11%
90.01% to  95.00%                41              4,370,879.59                       11.14%
95.01% to 100.00%                 3                229,636.67                        0.59%
                                ---            --------------                      ------
    TOTAL                       422            $39,251,140.34                      100.00%
                                ===            ==============                      ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF MORTGAGE INTEREST RATES

                                                                                                    PERCENT OF ADJUSTABLE RATE
     RANGE OF MORTGAGE                     NUMBER OF                  AGGREGATE CUT-OFF DATE           GROUP BY CUT-OFF DATE
      INTEREST RATES                     MORTGAGE LOANS                  PRINCIPAL BALANCE               PRINCIPAL BALANCE
     -----------------                   --------------               ----------------------       ---------------------------

       6.501% to  6.750%                        3                      $    266,676.18                       0.68%
       6.751% to  7.000%                        1                           104,500.00                       0.27%
       7.001% to  7.250%                        6                           551,971.98                       1.41%
       7.251% to  7.500%                       21                         2,262,111.80                       5.76%
       7.501% to  7.750%                       19                         1,725,703.02                       4.40%
       7.751% to  8.000%                       66                         6,643,402.06                      16.93%
       8.001% to  8.250%                       77                         7,110,591.39                      18.12%
       8.251% to  8.500%                       56                         5,856,004.49                      14.92%
       8.501% to  8.750%                       40                         3,817,435.90                       9.73%
       8.751% to  9.000%                       43                         3,631,437.01                       9.25%
       9.001% to  9.250%                       21                         2,166,911.20                       5.52%
       9.251% to  9.500%                       13                         1,143,833.85                       2.91%
       9.501% to  9.750%                       13                         1,063,304.81                       2.71%
       9.751% to 10.000%                       23                         1,515,186.02                       3.86%
      10.001% to 10.250%                        8                           650,390.19                       1.66%
      10.251% to 10.500%                        3                           120,201.43                       0.31%
      10.501% to 10.750%                        4                           273,099.70                       0.70%
      10.751% to 11.000%                        2                           120,814.28                       0.31%
      11.251% to 11.500%                        1                            83,972.25                       0.21%
      11.501% to 11.750%                        1                            29,717.90                       0.08%
      11.751% to 12.000%                        1                           113,874.88                       0.29%
                                              ---                      ---------------                     ------
         TOTAL                                422                      $ 39,251,140.34                     100.00%
                                              ===                      ===============                     ======

ORIGINAL MONTHS TO STATED MATURITY

      RANGE OF ORIGINAL                                                                              PERCENT OF ADJUSTABLE RATE
          MONTHS TO                       NUMBER OF                  AGGREGATE CUT-OFF DATE             GROUP BY CUT-OFF DATE
       STATED MATURITY                 MORTGAGE LOANS                  PRINCIPAL BALANCE                  PRINCIPAL BALANCE
       ---------------                 --------------                ----------------------          --------------------------

           73 to 84                           113                      $ 11,339,095.08                      28.89%
          109 to 120                         226                         21,031,130.46                      53.58%
          169 to 180                          39                          3,280,747.91                       8.36%
          229 to 240                           2                             86,845.27                       0.22%
          349 to 360                          42                          3,513,321.62                       8.95%
                                            ----                       ---------------                     ------
                 TOTAL                       422                       $ 39,251,140.34                     100.00%
                                            ====                       ===============                     ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3



                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

MONTHS SINCE ORIGINATION

                                                                                                      PERCENT OF ADJUSTABLE RATE
       RANGE OF MONTHS                      NUMBER OF                  AGGREGATE CUT-OFF DATE            GROUP BY CUT-OFF DATE
      SINCE ORIGINATION                   MORTGAGE LOANS                 PRINCIPAL BALANCE                 PRINCIPAL BALANCE
      -----------------                   --------------               ----------------------         --------------------------
           1 to 6                              387                          $35,839,932.46                      91.31%
           7 to 12                              29                            2,968,285.08                       7.56%
           Greater than 12                       6                              442,922.80                       1.13%
                                               ---                          --------------                     ------
                       TOTAL                   422                          $39,251,140.34                     100.00%
                                               ===                          ==============                     ======


GROSS MARGINS

                                                                                                        PERCENT OF ADJUSTABLE RATE
          RANGE OF                         NUMBER OF                       AGGREGATE CUT-OFF DATE          GROUP BY CUT-OFF DATE
       GROSS MARGINS                     MORTGAGE LOANS                       PRINCIPAL BALANCE             PRINCIPAL BALANCE
       -------------                     --------------                    ----------------------       --------------------------
        4.001% to 4.250%                        12                           $  1,124,006.53                       2.86%
        4.251% to 4.500%                        36                              3,445,345.96                       8.78%
        4.501% to 4.750%                        17                              1,265,127.30                       3.22%
        4.751% to 5.000%                       108                             11,173,189.70                      28.47%
        5.001% to 5.250%                       114                             10,792,414.61                      27.50%
        5.251% to 5.500%                        36                              3,860,809.35                       9.84%
        5.501% to 5.750%                        55                              4,361,026.80                      11.11%
        5.751% to 6.000%                        31                              2,144,500.51                       5.46%
        6.001% to 6.250%                         4                                407,089.00                       1.04%
        6.251% to 6.500%                         5                                353,123.28                       0.90%
        6.501% to 6.750%                         1                                 71,105.94                       0.18%
        6.751% to 7.000%                         2                                169,429.11                       0.43%
        7.501% to 7.750%                         1                                 83,972.25                       0.21%
                                               ---                           ---------------                     ------
               TOTAL                           422                           $ 39,251,140.34                     100.00%
                                               ===                           ===============                     ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

NEXT MORTGAGE INTEREST RATE CHANGE

             MONTH OF                                                                                   PERCENT OF ADJUSTABLE RATE
      NEXT MORTGAGE INTEREST               NUMBER OF               AGGREGATE CUT-OFF DATE                  GROUP BY CUT-OFF DATE
           RATE CHANGE                   MORTGAGE LOANS                PRINCIPAL BALANCE                      PRINCIPAL BALANCE
      ----------------------             --------------            ----------------------              ---------------------------
          September 1998                       79                      $  7,254,244.88                          18.48%
          October 1998                        105                         9,820,489.02                          25.02%
          November 1998                        50                         5,013,867.59                          12.77%
          December 1998                        43                         3,582,660.79                           9.13%
          January 1999                         48                         4,096,062.83                          10.44%
          February 1999                        42                         4,213,320.76                          10.73%
          March 1999                           55                         5,270,494.47                          13.43%
                                              ---                      ---------------                        -------
          TOTAL                               422                      $ 39,251,140.34                         100.00%
                                              ===                      ===============                        =======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3


                                  BOND SUMMARY

A-1F (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC         50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC       150.0% PPC
Implied Seasoned CPR                 0.00%            12.00%         18.00%          24.00%          30.00%           36.00%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   12.45            6.01           4.58           3.63            2.97            2.49
Modified Duration (yrs.)               8.10            4.56           3.64           2.99            2.52            2.16
First Principal Payment Date     10/15/1998      10/15/1998     10/15/1998     10/15/1998      10/15/1998      10/15/1998
Last Principal Payment Date      08/15/2028      08/15/2028     08/15/2028     08/15/2028      08/15/2028      08/15/2028
Payment Windows (mos.)                  359             359            359            359             359             359
Yield @ 100.000                       5.932           5.936          5.934          5.937           5.938           5.939



-----------------------------------------------
% of Prepay Assumption               200.0% PPC
Implied Seasoned CPR                   48.00%
-----------------------------------------------
Average Life (yrs.)                       1.85
Modified Duration (yrs.)                  1.65
First Principal Payment Date        10/15/1998
Last Principal Payment Date         05/15/2026
Payment Windows (mos.)                     332
Yield @ 100.000                          5.939




A-1A (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0.0% CPR       12.0% CPR      18.0% CPR       24.0% CPR      27.0% CPR       30.0% CPR
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    9.95            5.42           4.19           3.32            2.97            2.67
Modified Duration (yrs.)               7.10            4.24           3.39           2.75            2.50            2.27
First Principal Payment Date     10/15/1998      10/15/1998     10/15/1998     10/15/1998      10/15/1998      10/15/1998
Last Principal Payment Date      06/15/2027      06/15/2027     06/15/2027     06/15/2027      06/15/2027      05/15/2027
Payment Windows (mos.)                  345             345            345            345             345             344
Yield @ 100.000                       5.983           5.985          5.984          5.987           5.994           5.999


A-1A (TO MATURITY)
-------------------------------------------------
% of Prepay Assumption                 48.0% CPR
-------------------------------------------------
Average Life (yrs.)                         1.52
Modified Duration (yrs.)                    1.36
First Principal Payment Date          10/15/1998
Last Principal Payment Date           01/15/2022
Payment Windows (mos.)                       280
Yield @ 100.000                            5.994

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3


                                  BOND SUMMARY

A-1F (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC        50.0% PPC      75.0% PPC      100.0% PPC      125.0% PPC     150.0% PPC
Implied Seasoned CPR             0.00%            12.00%          18.00%         24.00%          30.00%         36.00%
-----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   12.09            5.61           4.39            3.40           2.75            2.30
Modified Duration (yrs.)               8.02            4.39           3.55            2.86           2.38            2.03
First Principal Payment Date     10/15/1998      10/15/1998     10/15/1998      10/15/1998     10/15/1998      10/15/1998
Last Principal Payment Date      04/15/2022      06/15/2009     01/15/2009      10/15/2006     03/15/2005      02/15/2004
Principal Windows (mos.)                283             129            124              97             78              65
Yield @ 100.000                       5.931           5.931          5.931           5.930          5.930           5.930




------------------------------------------------
% of Prepay Assumption                200.0% PPC
Implied Seasoned CPR                     48.00%
------------------------------------------------
Average Life (yrs.)                        1.70
Modified Duration (yrs.)                   1.55
First Principal Payment Date         10/15/1998
Last Principal Payment Date          07/15/2002
Principal Windows (mos.)                     46
Yield @ 100.000                           5.928



A-1A (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% CPR          12.0% CPR      18.0% CPR       24.0% CPR      27.0% CPR       30.0% CPR
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    9.87            5.28           4.14            3.20           2.73            2.38
Modified Duration (yrs.)               7.08            4.19           3.37            2.69           2.35            2.08
First Principal Payment Date     10/15/1998      10/15/1998     10/15/1998      10/15/1998     10/15/1998      10/15/1998
Last Principal Payment Date      04/15/2022      06/15/2009     01/15/2009      10/15/2006     03/15/2005      02/15/2004
Principal Windows (mos.)                283             129            124              97             78              65
Yield @ 100.000                       5.982           5.982          5.982           5.982          5.981           5.982




A-1A (TO CALL)
-------------------------------------------------
% of Prepay Assumption              48.0% CPR
-------------------------------------------------
Average Life (yrs.)                         1.40
Modified Duration (yrs.)                    1.28
First Principal Payment Date          10/15/1998
Last Principal Payment Date           07/15/2002
Principal Windows (mos.)                      46
Yield @ 100.000                            5.980









NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3



                          AVAILABLE FUNDS CAP ("AFC")*

       Period   Pay Date       AFC         Period    Pay Date       AFC
       ------   --------       ---         ------    --------       ---
          1     10/15/98      11.76           41      2/15/02       9.18
          2     11/15/98       7.80           42      3/15/02      10.16
          3     12/15/98       8.26           43      4/15/02       9.18
          4      1/15/99       8.15           44      5/15/02       9.48
          5      2/15/99       8.24           45      6/15/02       9.18
          6      3/15/99       9.13           46      7/15/02       9.48
          7      4/15/99       8.55           47      8/15/02       9.18
          8      5/15/99       9.05           48      9/15/02       9.18
          9      6/15/99       8.96           49     10/15/02       9.48
         10      7/15/99       9.42           50     11/15/02       9.18
         11      8/15/99       9.20           51     12/15/02       9.48
         12      9/15/99       9.20           52      1/15/03       9.18
         13     10/15/99       9.32           53      2/15/03       9.18
         14     11/15/99       9.05           54      3/15/03      10.16
         15     12/15/99       9.39           55      4/15/03       9.18
         16      1/15/00       9.14           56      5/15/03       9.48
         17      2/15/00       9.14           57      6/15/03       9.18
         18      3/15/00       9.77           58      7/15/03       9.48
         19      4/15/00       9.18           59      8/15/03       9.18
         20      5/15/00       9.48           60      9/15/03       9.18
         21      6/15/00       9.18           61     10/15/03       9.48
         22      7/15/00       9.48           62     11/15/03       9.18
         23      8/15/00       9.18           63     12/15/03       9.48
         24      9/15/00       9.18           64      1/15/04       9.18
         25     10/15/00       9.48           65      2/15/04       9.18
         26     11/15/00       9.18           66      3/15/04       9.81
         27     12/15/00       9.48           67      4/15/04       9.18
         28      1/15/01       9.18           68      5/15/04       9.48
         29      2/15/01       9.18           69      6/15/04       9.18
         30      3/15/01      10.16           70      7/15/04       9.48
         31      4/15/01       9.18           71      8/15/04       9.18
         32      5/15/01       9.48           72      9/15/04       9.18
         33      6/15/01       9.18           73     10/15/04       9.48
         34      7/15/01       9.48           74     11/15/04       9.18
         35      8/15/01       9.18           75     12/15/04       9.48
         36      9/15/01       9.18           76      1/15/05       9.18
         37     10/15/01       9.48           77      2/15/05       9.18
         38     11/15/01       9.18           78      3/15/05      10.16
         39     12/15/01       9.48
         40      1/15/02       9.18


*AVAILABLE FUNDS CAP. The Adjustable Rate Group loan net WAC (net of Ongoing
Fees). Achieved assuming 6 month LIBOR stays constant at 5.5625%; run at the pricing speed.








NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98

EQCC HOME EQUITY LOAN TRUST 1998-3
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-3


                          AVAILABLE FUNDS CAP ("AFC")**

       Period     Pay Date       AFC         Period   Pay Date       AFC
       ------     --------       ---         ------   --------       ---
          1       10/15/98      11.76           41     2/15/02      13.56
          2       11/15/98       7.80           42     3/15/02      15.02
          3       12/15/98       8.26           43     4/15/02      13.88
          4        1/15/99       8.15           44     5/15/02      14.56
          5        2/15/99       8.24           45     6/15/02      14.28
          6        3/15/99       9.13           46     7/15/02      14.92
          7        4/15/99       8.55           47     8/15/02      14.53
          8        5/15/99       9.06           48     9/15/02      14.53
          9        6/15/99       8.96           49    10/15/02      15.33
         10        7/15/99       9.42           50    11/15/02      14.88
         11        8/15/99       9.21           51    12/15/02      15.45
         12        9/15/99       9.21           52     1/15/03      15.01
         13       10/15/99       9.34           53     2/15/03      15.05
         14       11/15/99       9.25           54     3/15/03      16.66
         15       12/15/99       9.76           55     4/15/03      15.15
         16        1/15/00       9.60           56     5/15/03      15.65
         17        2/15/00       9.69           57     6/15/03      15.15
         18        3/15/00      10.37           58     7/15/03      15.65
         19        4/15/00      10.01           59     8/15/03      15.15
         20        5/15/00      10.56           60     9/15/03      15.15
         21        6/15/00      10.41           61    10/15/03      15.65
         22        7/15/00      10.92           62    11/15/03      15.15
         23        8/15/00      10.66           63    12/15/03      15.65
         24        9/15/00      10.66           64     1/15/04      15.15
         25       10/15/00      11.34           65     2/15/04      15.15
         26       11/15/00      11.18           66     3/15/04      16.19
         27       12/15/00      11.76           67     4/15/04      15.15
         28        1/15/01      11.54           68     5/15/04      15.65
         29        2/15/01      11.62           69     6/15/04      15.15
         30        3/15/01      12.88           70     7/15/04      15.65
         31        4/15/01      11.94           71     8/15/04      15.15
         32        5/15/01      12.56           72     9/15/04      15.15
         33        6/15/01      12.35           73    10/15/04      15.65
         34        7/15/01      12.92           74    11/15/04      15.15
         35        8/15/01      12.59           75    12/15/04      15.65
         36        9/15/01      12.60           76     1/15/05      15.15
         37       10/15/01      13.34           77     2/15/05      15.15
         38       11/15/01      13.12           78     3/15/05      16.77
         39       12/15/01      13.76
         40        1/15/02      13.47


** Achieved assuming 6 month LIBOR increases to a level beyond the highest maximum obtainable rate on the underlying adjustable rate mortgage loans; run at the pricing speed.



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
09/03/98